SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): August 31, 1999
                                                         ---------------


                              COLONIAL GAS COMPANY
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             (Exact name of registrant as specified in its charter)


Massachusetts                      0-10007                    04-3480443
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(State or other            (Commission File Number)        (IRS Employer
jurisdiction of                                            Identification No.)
incorporation)



   c/o Boston Gas Company, One Beacon Street, Boston, Massachusetts 02108
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               (Address of principal executive offices)(Zip Code)


       Registrant's telephone number, including area code  (617) 742-8400
                                                          ---------------

                 401 Market Street, Lowell, Massachusetts 01853
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         (Former name or former address, if changed since last report)


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Item 1 through 4 and Items 6, 7(a) and (b), 8 and 9.  Not Applicable.
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Item 5.  Other Events
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          Incorporated  herewith is one PRESS RELEASE attached hereto as Exhibit
          99.1.



Item 7.  Financial Statements and Exhibits
------------------------------------------

          (c)     Exhibits

         99.1 - Press Release




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                                    SIGNATURE




         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                              COLONIAL GAS COMPANY


Date: September  16, 1999                     By: /s/ L. William Law, Jr.
     ----------------------                   --------------------------------
                                                      L. William Law, Jr.
                                                      Assistant Clerk










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                                  EXHIBIT INDEX



                                            Exhibits

        99.1--Press Release